UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2013

EMULEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31353	51-0300558
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3333 Susan Street

Costa Mesa, California 92626

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (714) 662-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Elliott Agreement. On November 11, 2013, the Corporation and Elliott Associates, L.P. and certain of its affiliates (“Elliott”) entered into an agreement (the “Elliott Agreement”) that reinstates the Elliott standstill that had expired on October 20, 2013 until the earlier of November 11, 2014 and 10 days prior to the deadline for director nominations for the annual meeting of shareholders for fiscal 2015, subject to certain exceptions. In addition, the Elliott Agreement provides that the Corporation will (i) at the time of its next annual meeting of shareholders, reduce the number of directors to 11 from the current 12 (subject to increase in certain circumstances), (ii) include in its proxy statement and cause proxies to be voted pro-rata for 3 director nominees, which are to be selected by the Corporation’s board of directors (the “Board”) in collaboration with Elliott, and (iii) publish the press release attached hereto as Exhibit 99.1. It also provides that Elliott will vote its shares pro-rata for these three nominees as well as eight incumbent directors. The foregoing description of the Elliott Agreement is qualified in its entirety by the copy of the Elliott Agreement attached hereto as Exhibit 10.1.

Lock-Up Agreements. Certain directors and officers of the Corporation have each executed a Lock-Up Agreement with Goldman, Sachs & Co. (“Goldman”) relating to the issuance of convertible senior notes by the Corporation. A press release relating to the issuance of the convertible senior notes is attached hereto as Exhibit 99.2. Each Lock-Up Agreement restricts sales of the Corporation’s stock by the particular Board members and officers and others for a period of 90 days following November 12, 2013, subject to exceptions for transactions pursuant to 10b5-1 plans and transactions necessary to meet tax obligations resulting from vesting of awards made under any of the Corporation’s stock plans. Lock-Up Agreements were entered into by the following Board members or officers: Jeffrey W. Benck, Gregory S. Clark, Bruce C. Edwards, Margaret A. Evashenk, Paul F. Folino, Eugene J. Frantz, Jeffrey L. Hoogenboom, Beatriz V. Infante, Nersi Nazari, Michael J. Rockenbach, Randall G. Wick, and Dean A. Yoost. The foregoing description of the Lock-Up Agreements is qualified in its entirety by the copy of the form of the Lock-Up Agreement attached hereto as Exhibit 10.2.

Accelerated Stock Buyback Master Confirmation. The Corporation expects to enter into (a) an Accelerated Stock Buyback Master Confirmation (the “ASB Agreement”) with Goldman, Sachs & Co. (“Goldman”) on November 12, 2013 and (b) a Supplemental Confirmation with Goldman, in the form specified in the ASB, for the repurchase of one hundred million dollars ($100,000,000) worth of the Corporation’s common stock, on November 12, 2013.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) McCluney Departure. Effective February 6, 2014, James M. McCluney will no longer be an employee and will no longer be Executive Chairman of the Corporation.

(e) McCluney Employment Agreement. In connection with the appointment of James M. McCluney as Executive Chairman, the Corporation entered into an Employment Agreement with

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Mr. McCluney, dated July 12, 2013 (the “Employment Agreement”), which is attached as an exhibit to the Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 15, 2013. Mr. McCluney’s employment with the Corporation will end on February 6, 2014, and pursuant to the terms of the Employment Agreement, he will be provided with certain payments and benefits, in accordance with a letter from Jeffrey W. Benck, the chief executive officer of the Corporation to Mr. Benck which is attached hereto as Exhibit 10.3 (the “McCluney Letter”). The Employment Agreement includes provisions that will result in payments and stock plan award acceleration as described below:

•	Base salary through the departure date at a weekly rate of $11,288

•	Base salary severance payment of one year which is equal to $587,000

•	Executive Incentive Compensation Plan (“EICP”) payment for the pro-rata portion of the fiscal quarter completed as of the departure date, with payment to be made when EICP payments are made to other executives

•	EICP severance payment of one times annual target (90% of base salary), which is equal to $528,300

•	COBRA insurance payments for 12 months as a lump sum for Mr. McCluney and his dependents, which is $16,714

•	Acceleration of the vesting of equity awards by one year, which specifically includes the following grants:

•	Performance cash settled unit granted 9/15/12, additional vesting of 22,594 units

•	Cash settled unit granted 9/15/12, additional vesting of 15,960 units

•	Performance restricted stock units granted 9/15/12, additional vesting of 22,594 units

•	Performance restricted stock units granted 9/2/11, additional vesting of 50,400 units

•	Restricted stock units granted 9/15/13, additional vesting of 27,943 units

•	Restricted stock units granted 9/15/12, additional vesting of 10,620 units

•	Restricted stock units granted 9/2/11, additional vesting of 36,000 units

•	ISO stock options granted 9/15/12 at $7.74, additional vesting of 12,919 options

•	ISO stock options granted 9/15/13 at $7.73, additional vesting of 0 options

•	NQ stock options granted 9/15/12 at $7.74, additional vesting of 81 options

•	NQ stock options granted 9/15/13 at $7.73, additional vesting of 8,732 options

The following is a summary of the amounts above:

•	$22,576 base salary for each two week period until the departure date

•	$88,050 EICP adjusted pro-rata for the departure date, assuming target is met

•	$1,115,300 for base salary and EICP as one-year severance

•	$16,714 for COBRA to cover one year

•	186,111 units/shares of restricted stock/cash settled units as accelerated vesting

•	21,732 stock option accelerated vesting

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The foregoing description of the McCluney Letter is a summary and is qualified in its entirety by the terms of the McCluney Letter, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

As of September 29, 2013, the Corporation has 10,676,581 securities remaining available for future issuance under equity compensation plans (excluding the number of securities to be issued upon exercise of outstanding options, warrants and rights). This updates the number provided in the table of item 12 in the Corporation’s Form 10-K/A filed on October 25, 2013 which contained data as of June 30, 2013.

As of November 7, 2013, the Corporation had 92,226,858 shares of common stock outstanding.

As of November 7, 2013, the Corporation had 338 registered holders of its common stock.

Item 8.01.	Other Events.

Size of the Board. The Board intends, and approved an agreement with Elliott, to decrease the number of authorized directors from 12 to 11 at the time of the next annual meeting of shareholders (the “Annual Meeting”), subject to increase in certain circumstances.

Nominees for Board Candidates. The Board intends to include three candidates, who are expected to be independent under NYSE rules and not incumbents, selected in collaboration with Elliott, as provided in the Elliott Agreement attached hereto as Exhibit 10.1, for election to the Board at the next Annual Meeting. The Board expects to nominate the following incumbent Board members for re-election at the Annual Meeting: Jeffrey W. Benck, Gregory S. Clark, Bruce C. Edwards, Paul F. Folino, Eugene J. Frantz, Beatriz V. Infante, Nersi Nazari, and Dean A. Yoost. The following incumbent Board members will not stand for re-election at the Annual Meeting: Michael P. Downey, Robert H. Goon, Don M. Lyle, and James M. McCluney.

Press Releases. On November 11, 2013, the Corporation published a press release announcing the Corporation’s new three-part initiative to improve profitability and enhance shareholder value, which includes a $200 million share repurchase program. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Also on November 11, 2013, the Corporation published a second press release announcing that it intends to offer, subject to market and other conditions, $125 million of convertible senior notes due 2018 in a private offering to qualified institutional buyers. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Preliminary Offering Circular. In connection with the offering of the notes, the Corporation expects to disclose certain supplemental information concerning the Corporation to potential purchasers of the notes in a preliminary offering circular dated November 11, 2013. An excerpt from the preliminary offering circular containing this supplemental information is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

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Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Document

10.1	Settlement Agreement, by and between Emulex Corporation and Elliott Associates, L.P., dated November 11, 2013

10.2	Form of Lock-Up Agreement

10.3	Letter, dated November 11, 2013, from Jeffrey W. Benck (President and Chief Executive Officer of Emulex Corporation) and James M. McCluney

99.1	Press release, November 11, 2013, entitled “Emulex Announces New Three-Part Initiative to Improve Profitability and Enhance Shareholder Value”

99.2	Press release, November 11, 2013, entitled “Emulex to Offer $125 Million of Convertible Senior Notes”

99.3	Excerpt from preliminary offering circular

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 11, 2013

EMULEX CORPORATION

By:	/s/ MICHAEL J. ROCKENBACH
Michael J. Rockenbach
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description of Document

10.1	Settlement Agreement, by and between Emulex Corporation and Elliott Associates, L.P., dated November 11, 2013

10.2	Form of Lock-Up Agreement

10.3	Letter, dated November 11, 2013, from Jeffrey W. Benck (President and Chief Executive Officer of Emulex Corporation) and James M. McCluney

99.1	Press release, November 11, 2013, entitled “Emulex Announces New Three-Part Initiative to Improve Profitability and Enhance Shareholder Value”

99.2	Press release, November 11, 2013, entitled “Emulex to Offer $125 Million of Convertible Senior Notes”

99.3	Excerpt from preliminary offering circular

Form 8-K Page 7